                    GENERAL AMERICAN LIFE INSURANCE COMPANY

                        Variable Life Insurance Policy
                                   (Destiny)

                         Supplement dated May 1, 2015
                      to the Prospectus dated May 1, 2004

                               Flexible Premium
                       Variable Life Insurance Policies
                  (Variable Universal Life/Executive Benefit)

                         Supplement dated May 1, 2015
                     to the Prospectuses dated May 1, 2002

                   Flexible Premium Joint and Last Survivor
                        Variable Life Insurance Policy

                         Supplement dated May 1, 2015
                      to the Prospectus dated May 1, 2002

               Flexible Premium Variable Life Insurance Policies
                       (VUL 95/VUL 100/VGSP/Russell VUL)

                         Supplement dated May 1, 2015
                     to the Prospectuses dated May 1, 2000

   This supplement updates certain information contained in the last full prospectus for each of the above-referenced variable life insurance policies, as annually and periodically supplemented. You should read and retain this supplement. We will send you an additional copy of the last full prospectus for your policy, without charge, on request. These policies are no longer available for sale.

   General American Life Insurance Company is a wholly-owned subsidiary of Metropolitan Life Insurance Company ("MetLife"). MetLife is a wholly-owned subsidiary of MetLife, Inc., a publicly-traded company. General American's Home Office is 13045 Tesson Ferry Road, St. Louis, Missouri 63128.

   NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THESE POLICIES OR DETERMINED IF THIS SUPPLEMENT IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

   THE SECURITIES AND EXCHANGE COMMISSION MAINTAINS A WEB SITE THAT CONTAINS MATERIAL INCORPORATED BY REFERENCE AND OTHER INFORMATION REGARDING REGISTRANTS THAT FILE ELECTRONICALLY WITH THE SECURITIES AND EXCHANGE COMMISSION. THE ADDRESS OF THE SITE IS HTTP://WWW.SEC.GOV.

   THE UNDERLYING FUND PROSPECTUSES MAY BE OBTAINED BY CALLING 1-800-638-9294.

   WE DO NOT GUARANTEE HOW ANY OF THE DIVISIONS OR FUNDS WILL PERFORM. THE POLICIES AND THE FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY FINANCIAL INSTITUTION AND ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY.

   The Financial Industry Regulatory Authority ("FINRA") provides background information about broker-dealers and their registered representatives through FINRA BrokerCheck. You may contact the FINRA BrokerCheck Hotline at 1-800-289-9999, or log on to www.finra.org. An investor brochure that includes information describing FINRA BrokerCheck is available through the Hotline or on-line.

THE COMPANY

   General American is principally engaged in writing individual life insurance policies and annuity contracts. It is admitted to do business in 49 states, the District of Columbia, Puerto Rico, and in four Canadian provinces. The principal offices (Home Office) of General American are located at 13045 Tesson Ferry Road, St. Louis, Missouri 63128. The Administrative Office for various Policy transactions is as follows:

             Premium Payments            General American
                                         P.O. Box 790201
                                         St. Louis, MO 63179-0201

             Payment Inquires and        General American
             Correspondence              P.O. Box 355
                                         Warwick, RI 02887-0355

             Beneficiary and Ownership   General American
             Changes                     P.O. Box 357
                                         Warwick, RI 02887-0356

             Surrenders, Loans,          General American
             Withdrawals and             P.O. Box 356
             Division Transfers          Warwick, RI 02887-0356

             Death Claims                General American
                                         P.O. Box 356
                                         Warwick, RI 02887-0356

             All Telephone               (800) 638-9294
             Transactions and Inquiries

   You may request an account transfer or reallocation of future premiums by written request (which may be telecopied) to our Administrative Office, by telephoning us, or over the Internet. To request a transfer or reallocation by telephone, you should contact your registered representative, or contact us at
(800) 638-9294. To request a transfer or reallocation over the Internet, you may log on to our website at www.genamerica.com. We use reasonable procedures to confirm that instructions communicated by telephone, facsimile or Internet are genuine. Any telephone, facsimile or Internet instructions that we reasonably believe to be genuine will be your responsibility, including losses arising from any errors in the communication of instructions. However, because telephone and Internet transactions may be available to anyone who provides certain information about you and your Policy, you should protect that information. We may not be able to verify that you are the person providing telephone or Internet instructions, or that you have authorized any such person to act for you.

   Telephone, facsimile, and computer systems (including the Internet) may not always be available. Any telephone, facsimile, or computer system, whether it is yours, your service provider's, your registered representative's, or ours, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may delay or prevent our processing of your request. Although we have taken precautions to help our systems handle heavy use, we cannot promise complete reliability under all circumstances. If you are experiencing problems, you should make your request by writing to our Administrative Office.

   If you send premium payments or transaction requests to an address other than the one we have designated for receipt of such payments or requests, we may return the premium payment to you, or there may be a delay in applying the payment or transaction to your Policy.

CYBERSECURITY

   Our variable insurance products business is largely conducted through digital communications and data storage networks and systems operated by us and our service providers or other business partners (e.g., the Funds and the firms involved in the distribution and sale of our variable life insurance policies). For example, many routine operations, such as processing owners' requests and elections and day-to-day record keeping, are all executed through computer networks and systems.

   We have established administrative and technical controls and a business continuity plan to protect our operations against cybersecurity breaches. Despite these protocols, a cybersecurity breach could have a material, negative impact on General American and the separate account, as well as individual policy owners and their policies. Our operations also could be negatively affected by a cybersecurity breach at a third party, such as a governmental or regulatory authority or another participant in the financial markets.

   Cybersecurity breaches can be intentional or unintentional events, and can occur through unauthorized access to computer systems, networks or devices; infection from computer viruses or other malicious software code; or attacks that shut down, disable, slow or otherwise disrupt operations, business processes or website access or functionality. Cybersecurity breaches can interfere with our processing of policy transactions, including the processing of transfer orders from our website or with the Funds; impact our ability to calculate accumulation unit values; cause the release and possible destruction of confidential policy owner or business information; or impede order processing or cause other operational issues. Although we continually make efforts to identify and reduce our exposure to cybersecurity risk, there is no guarantee that we will be able to successfully manage this risk at all times.

THE SEPARATE ACCOUNT

   The separate account consists of divisions, each of which corresponds to an underlying Fund. Each division may either make money or lose money. Therefore if you invest in a division of the separate account, you may either make money or lose money, depending on the investment experience of that division. There is no guaranteed rate of return in the separate account.

   The following chart shows the Funds that are available under the policy along with the name of the investment adviser, sub-adviser (where applicable) and investment objective of each Fund. The Funds have different investment goals and strategies. You should review the prospectus of each Fund, or seek professional guidance in determining which Fund(s) best meet your objectives.

NOTE: THE RUSSELL INVESTMENT FUNDS ARE NOT AVAILABLE TO DESTINY OR EXECUTIVE BENEFIT POLICIES. FOR ALL OTHER POLICIES, THE RUSSELL INVESTMENT FUNDS ARE ONLY AVAILABLE FOR POLICIES WITH AN ISSUE DATE PRIOR TO JANUARY 1, 2000.

AMERICAN FUNDS INSURANCE SERIES(R)            ADVISER: CAPITAL RESEARCH AND MANAGEMENT COMPANY
                 FUND                     SUB-ADVISER            INVESTMENT OBJECTIVE
                 ----                     -----------             --------------------
      American Funds Global                   N/A       Long-term growth of capital.
      Small Capitalization Fund

      American Funds                          N/A       Growth of capital.
      Growth Fund

      American Funds                          N/A       Long-term growth of capital
      Growth-Income Fund                                and income.

FIDELITY(R) VARIABLE INSURANCE PRODUCTS         ADVISER: FIDELITY MANAGEMENT & RESEARCH COMPANY
FUND                                      SUB-ADVISER            INVESTMENT OBJECTIVE
----                                      -----------             --------------------
      Equity-Income Portfolio            FMR Co., Inc.  Reasonable income. The fund will
                                                        also consider the potential for capital
                                                        appreciation. The fund's goal is to
                                                        achieve a yield which exceeds the
                                                        composite yield of securities
                                                        comprising the S&P 500(R) Index.

      Mid Cap Portfolio                  FMR Co., Inc.  Long-term growth of capital.

JPMORGAN INSURANCE TRUST                       ADVISER: J.P. MORGAN INVESTMENT MANAGEMENT INC.
FUND                                      SUB-ADVISER            INVESTMENT OBJECTIVE
----                                      -----------             --------------------
      JPMorgan Insurance Trust                N/A       To maximize total return by investing
      Core Bond Portfolio                               primarily in a diversified portfolio
                                                        of intermediate- and long-term
                                                        debt securities.

      JPMorgan Insurance Trust                N/A       Capital growth over the long term.
      Small Cap Core Portfolio

MET INVESTORS SERIES TRUST                                               ADVISER: METLIFE ADVISERS, LLC
FUND                                         SUB-ADVISER                          INVESTMENT OBJECTIVE
----                                          -----------                          --------------------
Clarion Global Real Estate     CBRE Clarion Securities LLC               Total return through investment in
Portfolio                                                                real estate securities, emphasizing
                                                                         both capital appreciation and current
                                                                         income.

ClearBridge Aggressive         ClearBridge Investments, LLC              Capital appreciation.
Growth Portfolio

Harris Oakmark                 Harris Associates L.P.                    Long-term capital appreciation.
International Portfolio

Invesco Mid Cap Value          Invesco Advisers, Inc.                    High total return by investing in
Portfolio                                                                equity securities of mid-sized
                                                                         companies.

Invesco Small Cap Growth       Invesco Advisers, Inc.                    Long-term growth of capital.
Portfolio

Lord Abbett Bond               Lord, Abbett & Co. LLC                    High current income and the
Debenture Portfolio                                                      opportunity for capital appreciation to
                                                                         produce a high total return.

MFS(R) Research                Massachusetts Financial Services Company  Capital appreciation.
International Portfolio

Morgan Stanley Mid Cap         Morgan Stanley Investment                 Capital appreciation.
Growth Portfolio               Management Inc.

PIMCO Total Return             Pacific Investment Management             Maximum total return, consistent
Portfolio                      Company LLC                               with the preservation of capital and
                                                                         prudent investment management.

T. Rowe Price Large Cap        T. Rowe Price Associates, Inc.            Long-term capital appreciation by
Value Portfolio                                                          investing in common stocks believed
                                                                         to be undervalued. Income is a
                                                                         secondary objective.

T. Rowe Price Mid Cap          T. Rowe Price Associates, Inc.            Long-term growth of capital.
Growth Portfolio

METROPOLITAN SERIES FUND                                                 ADVISER: METLIFE ADVISERS, LLC
FUND                                         SUB-ADVISER                          INVESTMENT OBJECTIVE
----                                          -----------                          --------------------
Baillie Gifford International  Baillie Gifford Overseas Limited          Long-term growth of capital.
Stock Portfolio

Barclays Aggregate Bond        MetLife Investment Management, LLC        To track the performance of the
Index Portfolio                                                          Barclays U.S. Aggregate Bond Index.

BlackRock Bond Income          BlackRock Advisors, LLC                   A competitive total return primarily
Portfolio                                                                from investing in fixed-income
                                                                         securities.

BlackRock Capital              BlackRock Advisors, LLC                   Long-term growth of capital.
Appreciation Portfolio

BlackRock Large Cap Value      BlackRock Advisors, LLC                   Long-term growth of capital.
Portfolio

BlackRock Money Market         BlackRock Advisors, LLC                   A high level of current income
Portfolio/1/                                                             consistent with preservation of
                                                                         capital.

Frontier Mid Cap Growth        Frontier Capital Management               Maximum capital appreciation.
Portfolio                      Company, LLC

Jennison Growth Portfolio      Jennison Associates LLC                   Long-term growth of capital.

FUND                                       SUB-ADVISER                            INVESTMENT OBJECTIVE
----                                       -----------                             --------------------
Met/Artisan Mid Cap Value  Artisan Partners Limited Partnership         Long-term capital growth.
Portfolio

MetLife Mid Cap Stock      MetLife Investment Management, LLC           To track the performance of the
Index Portfolio                                                         Standard & Poor's MidCap 400(R)
                                                                        Composite Stock Price Index.

MetLife Stock Index        MetLife Investment Management, LLC           To track the performance of the
Portfolio                                                               Standard & Poor's 500(R) Composite
                                                                        Stock Price Index.

MFS(R) Total Return        Massachusetts Financial Services Company     Favorable total return through
Portfolio                                                               investment in a diversified portfolio.

MFS(R) Value Portfolio     Massachusetts Financial Services Company     Capital appreciation.

MSCI EAFE(R) Index         MetLife Investment Management, LLC           To track the performance of the MSCI
Portfolio                                                               EAFE(R) Index.

Neuberger Berman Genesis   Neuberger Berman Management LLC              High total return, consisting principally
Portfolio                                                               of capital appreciation.

Russell 2000(R) Index      MetLife Investment Management, LLC           To track the performance of the
Portfolio                                                               Russell 2000(R) Index.

T. Rowe Price Large Cap    T. Rowe Price Associates, Inc.               Long-term growth of capital.
Growth Portfolio

T. Rowe Price Small Cap    T. Rowe Price Associates, Inc.               Long-term capital growth.
Growth Portfolio

Van Eck Global Natural     Van Eck Associates Corporation               Long-term capital appreciation with
Resources Portfolio                                                     income as a secondary consideration.

Western Asset              Western Asset Management Company             To maximize total return consistent
Management                                                              with preservation of capital and
U.S. Government Portfolio                                               maintenance of liquidity.

WMC Balanced Portfolio     Wellington Management Company LLP            Long-term capital appreciation with
                                                                        some current income.

WMC Core Equity            Wellington Management Company LLP            To provide a growing stream of
Opportunities Portfolio                                                 income over time and, secondarily,
                                                                        long-term capital appreciation and
                                                                        current income.

RUSSELL INVESTMENT FUNDS                                           ADVISER: RUSSELL INVESTMENT MANAGEMENT COMPANY
FUND                                       SUB-ADVISER                            INVESTMENT OBJECTIVE
----                                       -----------                             --------------------
Aggressive Equity Fund     Conestoga Capital Advisors, LLC              To provide long term capital growth.
                           DePrince, Race & Zollo, Inc.
                           Jacobs Levy Equity Management, Inc.
                           RBC Global Asset Management (U.S.) Inc.
                           Ranger Investment Management, L.P.

Core Bond Fund             Colchester Global Investors Limited          To provide current income, and as a
                           Logan Circle Partners, L.P.                  secondary objective, capital
                           Macro Currency Group - an investment         appreciation.
                           group within Principle Global Investors LLC
                           Metropolitan West Asset Management, LLC
                           Scout Investments, Inc.

Multi-Style Equity Fund    Columbus Circle Investors                    To provide long term capital growth.
                           Institutional Capital LLC
                           Jacobs Levy Equity Management, Inc.
                           Mar Vista Investment Partners, LLC
                           Suffolk Capital Management, LLC
                           Sustainable Growth Advisers, LP

FUND                                SUB-ADVISER                           INVESTMENT OBJECTIVE
----                                 -----------                          --------------------
Non-U.S. Fund         Barrow, Hanley, Mewhinney & Strauss, LLC  To provide long term capital growth.
                      MFS Institutional Advisors, Inc.
                      Pzena Investment Management, LLC
                      William Blair & Company, LLC

VAN ECK VIP TRUST                                                ADVISER: VAN ECK ASSOCIATES CORPORATION
FUND                                SUB-ADVISER                           INVESTMENT OBJECTIVE
----                                 -----------                          --------------------

Van Eck VIP Emerging                    N/A                     Long-term capital appreciation by
Markets Fund                                                    investing primarily in equity securities
                                                                in emerging markets around the world.

----------
/1/An investment in the BlackRock Money Market Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolio seeks to preserve the value of your investment at $100 per share, it is possible to lose money by investing in the Portfolio. During extended periods of low interest rates, the yields of the Division investing in the BlackRock Money Market Portfolio may become extremely low and possibly negative.

FOR MORE INFORMATION REGARDING THE FUNDS AND THEIR INVESTMENT ADVISERS AND SUB-ADVISERS, SEE THE FUND PROSPECTUSES AND THEIR STATEMENTS OF ADDITIONAL INFORMATION, WHICH YOU CAN OBTAIN BY CALLING 1-800-638-9294.

OTHER FUNDS AND SHARE CLASSES

   Some of the Funds offer various classes of shares, each of which has a different level of expenses. The prospectuses for the Funds may provide information for share classes that are not available through the Policy. When you consult the prospectus for any Fund, you should be careful to refer to only the information regarding the class of shares that is available through the Policy. For the JPMorgan Insurance Trust, we offer Class 1 shares; for Fidelity Variable Insurance Products and the Van Eck VIP Trust, we offer Initial Class shares; for the Metropolitan Series Fund, Inc., we offer Class A shares; for the Met Investors Series Trust, we offer Class A shares; and for the American Funds Insurance Series(R), we offer Class 2 shares.

CHARGES AND DEDUCTIONS

   Charges will be deducted in connection with the Policy to compensate the Company for providing the insurance benefits set forth in the Policy and any additional benefits added by rider, administering the Policies, incurring expenses in distributing the Policies, and assuming certain risks in connection with the Policy. We may profit from one or more of the charges deducted under the Policy, including the cost of insurance charge. We may use these profits for any corporate purpose.

   The following table shows the minimum and maximum total operating expenses charged by the Funds for the fiscal year ended December 31, 2014. Expenses of the Funds may be higher or lower in the future. Certain Funds may impose a redemption fee in the future. More detail concerning each Fund's fees and expenses is contained in the table that follows and in the prospectus for each Fund.

                                                                                       MINIMUM MAXIMUM
                                                                                       ------- -------
TOTAL ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund assets, including management fees, distribution
  and/or service (12b-1) fees, and other expenses)....................................  0.27%   1.17%

   The following table describes the annual operating expenses for each Fund for the year ended December 31, 2014, before and after any applicable fee waivers and expense reimbursements.

ANNUAL FUND OPERATING EXPENSES (AS A PERCENTAGE OF AVERAGE NET ASSETS)

                                            DISTRIBUTION            ACQUIRED    TOTAL    FEE WAIVER   NET TOTAL
                                               AND/OR               FUND FEES  ANNUAL      AND/OR      ANNUAL
                                MANAGEMENT SERVICE (12B-1)  OTHER      AND    OPERATING    EXPENSE    OPERATING
                                   FEE          FEES       EXPENSES EXPENSES  EXPENSES  REIMBURSEMENT EXPENSES
                                ---------- --------------- -------- --------- --------- ------------- ---------

AMERICAN FUNDS INSURANCE
 SERIES(R) -- CLASS 2
American Funds Global Small
 Capitalization Fund...........   0.70%         0.25%       0.04%        --     0.99%          --       0.99%
American Funds Growth
 Fund..........................   0.33%         0.25%       0.02%        --     0.60%          --       0.60%
American Funds Growth-
 Income Fund...................   0.27%         0.25%       0.02%        --     0.54%          --       0.54%

FIDELITY(R) VARIABLE INSURANCE
 PRODUCTS -- INITIAL CLASS
Equity-Income Portfolio........   0.45%            --       0.09%     0.06%     0.60%          --       0.60%
Mid Cap Portfolio..............   0.55%            --       0.09%        --     0.64%          --       0.64%

JPMORGAN INSURANCE TRUST --
 CLASS 1
JPMorgan Insurance Trust
 Core Bond Portfolio...........   0.40%            --       0.23%     0.01%     0.64%       0.03%       0.61%
JPMorgan Insurance Trust
 Small Cap Core Portfolio......   0.65%            --       0.22%     0.02%     0.89%          --       0.89%

MET INVESTORS SERIES TRUST --
 CLASS A
Clarion Global Real Estate
 Portfolio.....................   0.59%            --       0.05%        --     0.64%          --       0.64%
ClearBridge Aggressive Growth
 Portfolio.....................   0.55%            --       0.02%        --     0.57%       0.01%       0.56%
Harris Oakmark International
 Portfolio.....................   0.77%            --       0.06%        --     0.83%       0.02%       0.81%
Invesco Mid Cap Value
 Portfolio.....................   0.64%            --       0.05%     0.04%     0.73%       0.02%       0.71%
Invesco Small Cap Growth
 Portfolio.....................   0.84%            --       0.03%        --     0.87%       0.01%       0.86%
Lord Abbett Bond Debenture
 Portfolio.....................   0.51%            --       0.04%        --     0.55%       0.01%       0.54%
MFS(R) Research International
 Portfolio.....................   0.69%            --       0.07%        --     0.76%       0.06%       0.70%
Morgan Stanley Mid Cap
 Growth Portfolio..............   0.64%            --       0.05%        --     0.69%       0.01%       0.68%
PIMCO Total Return
 Portfolio.....................   0.48%            --       0.03%        --     0.51%       0.04%       0.47%
T. Rowe Price Large Cap Value
 Portfolio.....................   0.57%            --       0.02%        --     0.59%          --       0.59%
T. Rowe Price Mid Cap Growth
 Portfolio.....................   0.75%            --       0.03%        --     0.78%          --       0.78%

                                            DISTRIBUTION            ACQUIRED    TOTAL    FEE WAIVER   NET TOTAL
                                               AND/OR               FUND FEES  ANNUAL      AND/OR      ANNUAL
                                MANAGEMENT SERVICE (12B-1)  OTHER      AND    OPERATING    EXPENSE    OPERATING
                                   FEE          FEES       EXPENSES EXPENSES  EXPENSES  REIMBURSEMENT EXPENSES
                                ---------- --------------- -------- --------- --------- ------------- ---------

METROPOLITAN SERIES FUND --
 CLASS A
Baillie Gifford International
 Stock Portfolio...............   0.79%          --         0.08%        --     0.87%       0.12%       0.75%
Barclays Aggregate Bond Index
 Portfolio.....................   0.25%          --         0.03%        --     0.28%       0.00%       0.28%
BlackRock Bond Income
 Portfolio.....................   0.32%          --         0.03%        --     0.35%       0.00%       0.35%
BlackRock Capital Appreciation
 Portfolio.....................   0.69%          --         0.02%        --     0.71%       0.06%       0.65%
BlackRock Large Cap Value
 Portfolio.....................   0.63%          --         0.02%        --     0.65%       0.03%       0.62%
BlackRock Money Market
 Portfolio.....................   0.34%          --         0.03%        --     0.37%       0.02%       0.35%
Frontier Mid Cap Growth
 Portfolio.....................   0.71%          --         0.05%        --     0.76%       0.01%       0.75%
Jennison Growth Portfolio......   0.59%          --         0.03%        --     0.62%       0.08%       0.54%
Met/Artisan Mid Cap Value
 Portfolio.....................   0.81%          --         0.03%        --     0.84%          --       0.84%
MetLife Mid Cap Stock Index
 Portfolio.....................   0.25%          --         0.05%     0.01%     0.31%       0.00%       0.31%
MetLife Stock Index
 Portfolio.....................   0.25%          --         0.02%        --     0.27%       0.01%       0.26%
MFS(R) Total Return Portfolio..   0.55%          --         0.05%        --     0.60%          --       0.60%
MFS(R) Value Portfolio.........   0.70%          --         0.02%        --     0.72%       0.14%       0.58%
MSCI EAFE(R) Index Portfolio...   0.30%          --         0.10%     0.01%     0.41%       0.00%       0.41%
Neuberger Berman Genesis
 Portfolio.....................   0.80%          --         0.03%        --     0.83%       0.00%       0.83%
Russell 2000(R) Index
 Portfolio.....................   0.25%          --         0.07%     0.05%     0.37%       0.01%       0.36%
T. Rowe Price Large Cap
 Growth Portfolio..............   0.60%          --         0.03%        --     0.63%       0.02%       0.61%
T. Rowe Price Small Cap
 Growth Portfolio..............   0.47%          --         0.04%        --     0.51%          --       0.51%
Van Eck Global Natural
 Resources Portfolio...........   0.78%          --         0.03%        --     0.81%       0.01%       0.80%
Western Asset Management
 U.S. Government
 Portfolio.....................   0.47%          --         0.02%        --     0.49%       0.01%       0.48%
WMC Balanced Portfolio.........   0.46%          --         0.07%        --     0.53%       0.00%       0.53%
WMC Core Equity Opportunities
 Portfolio.....................   0.70%          --         0.03%        --     0.73%       0.11%       0.62%

RUSSELL INVESTMENT FUNDS
Aggressive Equity Fund.........   0.90%          --         0.16%        --     1.06%          --       1.06%
Core Bond Fund.................   0.55%          --         0.14%     0.01%     0.70%       0.02%       0.68%
Multi-Style Equity Fund........   0.73%          --         0.13%        --     0.86%          --       0.86%
Non-U.S. Fund..................   0.90%          --         0.18%        --     1.08%          --       1.08%

                                          DISTRIBUTION            ACQUIRED    TOTAL    FEE WAIVER   NET TOTAL
                                             AND/OR               FUND FEES  ANNUAL      AND/OR      ANNUAL
                              MANAGEMENT SERVICE (12B-1)  OTHER      AND    OPERATING    EXPENSE    OPERATING
                                 FEE          FEES       EXPENSES EXPENSES  EXPENSES  REIMBURSEMENT EXPENSES
                              ---------- --------------- -------- --------- --------- ------------- ---------

VAN ECK VIP TRUST -- INITIAL CLASS
Van Eck VIP Emerging Markets
 Fund........................   1.00%          --         0.17%      --       1.17%       0.00%       1.17%

   The information shown in the table above was provided by the Funds and we have not independently verified that information. Net Total Annual Operating Expenses shown in the table reflect any current fee waiver or expense reimbursement arrangement that will remain in effect for a period of at least one year from the date of the Fund's 2015 prospectus. "0.00%" in the Fee Waiver and/or Expense Reimbursement column indicates that there is such an arrangement in effect for the Fund, but that the expenses of the Fund are below the level that would trigger the waiver or reimbursement. Fee waiver and expense reimbursement arrangements with a duration of less than one year, or arrangements that may be terminated without the consent of the Fund's board of directors or trustees, are not shown.

                                 POLICY RIGHTS

SEPARATE ACCOUNT CHARGES

   We will waive the following amount of the Mortality and Expense Risk Charge: the amount, if any, equal to the underlying fund expenses that are in excess of 0.68% for the Division investing in the Jennison Growth Portfolio, and that are in excess of 0.88% for the Division investing in the MFS Research International Portfolio.

                              FEDERAL TAX MATTERS

INTRODUCTION

   The following summary provides a general description of the Federal income tax considerations associated with the Policy and does not purport to be complete or to cover all situations. The summary does not address state, local or foreign tax issues related to the Policy. This discussion is not intended as tax advice. Counsel or other competent tax advisers should be consulted for more complete information. This discussion is based upon General American's understanding of the present Federal income tax laws. No representation is made as to the likelihood of continuation of the present Federal income tax laws or as to how they may be interpreted by the Internal Revenue Service. It should be further understood that the following discussion is not exhaustive and that special rules not described herein may be applicable in certain situations.

TAX STATUS OF THE POLICY

   In order to qualify as a life insurance contract for Federal income tax purposes and to receive the tax treatment normally accorded life insurance contracts under Federal tax law, a Policy must satisfy certain requirements which are set forth in the Internal Revenue Code. Guidance as to how these requirements are to be applied is limited. Nevertheless, we believe that the Policies should satisfy the applicable requirements. However, the rules are not entirely clear with respect to Policies issued on a substandard or guaranteed issue basis. We may take appropriate steps to bring the Policy into compliance with applicable requirements, and we reserve the right to restrict Policy transactions in order to do so. The insurance proceeds payable on the death of the insured will never be less than the minimum amount required for the Policy to be treated as life insurance under section 7702 of the Internal Revenue Code, as in effect on the date the Policy was issued.

   In some circumstances, owners of variable contracts who retain excessive control over the investment of the underlying separate account assets may be treated as the owners of those assets. Although published guidance in this area does not address certain aspects of the Policies, we believe that the Owner of a Policy should not be treated as the owner of the Separate Account assets. We reserve the right to modify the Policies to bring them into conformity with applicable standards should such modification be necessary to prevent Owners of the Policies from being treated as the owners of the underlying Separate Account assets.

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   In addition, the Code requires that the investments of the Separate Account be "adequately diversified" in order for the Policies to be treated as life insurance contracts for Federal income tax purposes. It is intended that the Separate Account, through the Eligible Funds, will satisfy these diversification requirements. If Eligible Fund shares are sold directly to either non-qualified plans or to tax-qualified retirement plans that later lose their tax qualified status, there may be adverse consequences under the diversification rules.

   The following discussion assumes that the Policy will qualify as a life insurance contract for Federal income tax purposes.

   TAX TREATMENT OF POLICY BENEFITS. The death benefit under the Policy should generally be excludable from the gross income of the Beneficiary to the extent provided in under Section 101 of the Code. In the case of employer-owned life insurance as defined in Section 101(j), the amount of the death benefit excludable from gross income is limited to premiums paid unless the Policy falls within certain specified exceptions and a notice and consent requirement is satisfied before the Policy is issued. Certain specified exceptions are based on the status of an employee as highly compensated, a director or recently employed. There are also exceptions for Policy proceeds paid to an employee's heirs. These exceptions only apply if proper notice is given to the insured employee and consent is received from the insured employee before the issuance of the Policy. These rules apply to Policies issued August 18, 2006 and later and also apply to policies issued before August 18, 2006 after a material increase in the death benefit or other material change. An IRS reporting requirement applies to employer-owned life insurance subject to these rules. Because these rules are complex and will affect the tax treatment of death benefits, it is advisable to consult tax counsel. The death benefit will also be taxable in the case of a transfer-for-value unless certain exceptions apply.

   Many changes or transactions involving a Policy may have tax consequences, depending on the circumstances. Such changes include, but are not limited to, the exchange of the Policy, a change of the Policy's Face Amount, a Policy Loan, an additional premium payment, a Policy lapse with an outstanding Policy Loan, a partial withdrawal, or a surrender of the Policy. The transfer of the Policy or designation of a Beneficiary may have Federal, state, and/or local transfer and inheritance tax consequences, including the imposition of gift, estate, and generation-skipping transfer taxes. For example, the transfer of the Policy to, or the designation as a Beneficiary of, or the payment of proceeds to, a person who is assigned to a generation which is two or more generations below the generation assignment of the Owner may have generation skipping transfer tax consequences under Federal tax law. The individual situation of each Owner or Beneficiary will determine the extent, if any, to which Federal, state, and local transfer and inheritance taxes may be imposed and how ownership or receipt of Policy proceeds will be treated for purposes of Federal, state and local estate, inheritance, generation skipping and other taxes.

   A Policy may also be used in various arrangements, including non-qualified deferred compensation or salary continuation plans, split dollar insurance plans, executive bonus plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances of each individual arrangement. Therefore, if you are contemplating a change to an existing Policy or using a Policy in any arrangement the value of which depends in part on its tax consequences, you should be sure to consult a qualified tax adviser regarding the tax attributes of the particular arrangement.

   Generally, the Owner will not be deemed to be in constructive receipt of the Policy's Cash Value, including increments thereof, under the Policy until there is a distribution. Under a complete surrender or lapse of any Policy, if the amount received plus the amount of outstanding Indebtedness exceeds the total investments in the Policy, the excess will generally be treated as ordinary income subject to tax. The tax consequences of other distributions from, and Policy Loans taken from or secured by, a Policy depend upon whether the Policy is classified as a "modified endowment contract".

   MODIFIED ENDOWMENT CONTRACTS. A policy may be treated as a modified endowment contract depending upon the amount of premiums paid in relation to the death benefit provided under such Policy. The premium limitation rules for determining whether a Policy is a modified endowment contract are extremely complex. In general, however, a Policy will be a modified endowment contract if the accumulated premiums paid at any time during the first seven Policy Years exceed the sum of the level premiums which would have been paid on or before such time if the Policy provided for paid-up future benefits after the payment of seven level annual premiums.

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   In addition, if a Policy is "materially changed" it may cause such Policy to be treated as a modified endowment contract. The material change rules for determining whether a Policy is a modified endowment contract are also extremely complex. In general, however, the determination of whether a Policy will be a modified endowment contract after a material change generally depends upon the relationship among the death benefit at the time of such change, the Cash Value at the time of the change and the additional premiums paid in the seven Policy Years starting with the date on which the material change occurs.

   Moreover, a life insurance contract received in exchange for a life insurance contract classified as a modified endowment contract will also be treated as a modified endowment contract. A reduction in a Policy's benefits may also cause such Policy to become a modified endowment contract.

   Accordingly, a prospective Owner should contact a competent tax adviser before purchasing a Policy to determine the circumstances under which the Policy would be a modified endowment contract. In addition, an Owner should contact a competent tax adviser before paying any additional premiums or making any other change to, including an exchange of, a Policy to determine whether such premium or change would cause the Policy (or the new Policy in the case of an exchange) to be treated as a modified endowment contract.

NOTE: MOST DESTINY POLICIES WERE MODIFIED ENDOWMENT CONTACTS FROM THE DATE OF ISSUE, THEREFORE, DISTRIBUTIONS FROM MOST DESTINY POLICIES ARE TAXED AS FOLLOWS:

   DISTRIBUTIONS FROM POLICIES CLASSIFIED AS MODIFIED ENDOWMENT
CONTRACT. Policies classified as modified endowment contracts will be subject to the following tax rules: First, all distributions, including distributions upon surrender, from such a Policy are treated as ordinary income subject to tax up to the amount equal to the excess (if any) of the Cash Value immediately before the distribution over the investment in the Policy (described below) at such time. Second, Policy Loans taken from, or secured by, such a Policy, as well as due but unpaid interest thereon, are treated as distributions from such a Policy and taxed accordingly. Third, a 10 percent additional income tax is imposed on the portion of any distribution from, or Policy Loan taken from or secured by, such a Policy that is included in income, except where the distribution or Policy Loan (a) is made on or after the Owner attains age
59 1/2, (b) is attributable to the Owner's becoming disabled, or (c) is part of a series of substantially equal periodic payments for the life (or life expectancy) of the Owner or the joint lives (or joint life expectancies) of the Owner and the Owner's Beneficiary. The foregoing exceptions to the 10 percent additional income tax will generally not apply to a Policy Owner that is a non-natural person, such as a corporation.

   DISTRIBUTIONS FROM POLICIES NOT CLASSIFIED AS MODIFIED ENDOWMENT
CONTRACT. Distributions from Policies not classified as a modified endowment contract are generally treated first as a non-taxable recovery of the investment in the Policy (described below) and then, only after the return of all such investment in the Policy, as gain taxable as ordinary income. An exception to this general rule occurs in the case of a decrease in the Policy's death benefit (possibly including a partial withdrawal) or any other change that reduces benefits under the Policy in the first 15 years after the Policy is issued and that results in cash distribution to the Owner in order for the Policy to continue to qualify as a life insurance contract for Federal income tax purposes. Such a cash distribution will be subject to different tax rules and may be treated in whole or in part as taxable income.

   Policy Loans from, or secured by, a Policy that is not a modified endowment contract should generally not be treated as distributions. Instead, such loans should generally be treated as indebtedness of the Owner. However, because the tax consequences associated with Policy Loans are not always clear, in particular, with respect to Policy Loans outstanding after the tenth Policy year, you should consult a tax adviser prior to taking any Policy Loan.

   Upon a complete surrender or lapse of a Policy that is not a modified endowment contract, if the amount received plus the amount of indebtedness exceeds the total investment in the Policy, the excess will generally be treated as ordinary income subject to tax.

   Neither distributions (including distributions upon surrender or lapse) nor Policy Loans from, or secured by, a Policy that is not a modified endowment contract are subject to the 10 percent additional income tax.

   If a Policy which is not a modified endowment contract subsequently becomes a modified endowment contract, then any distribution made from the Policy within two years prior to the date of such change in status may become taxable.

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   POLICY LOANS.  Generally, interest paid on any loan under a life insurance
Policy is not deductible. AN OWNER SHOULD CONSULT A COMPETENT TAX ADVISER IF THE DEDUCTIBILITY OF LOAN INTEREST IS A CONSIDERATION IN THE PURCHASE OF A POLICY. If a Policy Loan is outstanding when a Policy is canceled or lapses, the amount of the outstanding Indebtedness will be added to the amount distributed and will be taxed accordingly.

   INVESTMENT IN THE POLICY. Investment in the Policy means (i) the aggregate amount of any premiums or other consideration paid for a Policy, minus (ii) the aggregate amount received under the Policy which is excluded from gross income of the Owner (except that the amount of any Policy Loan from, or secured by, a Policy that is a modified endowment contract, to the extent such amount is excluded from gross income, will be disregarded), plus (iii) the amount of any Policy Loan from, or secured by, a Policy that is a modified endowment contract to the extent that such amount is included in the gross income of the Owner.

   MULTIPLE POLICES. All modified endowment contracts that are issued by the Company (or its affiliates) to the same Owner during any calendar year are treated as one modified endowment contract for purposes of determining the amount includible in gross income under Section 72(e) of the Code.

   LIFE INSURANCE PURCHASES BY NONRESIDENT ALIENS AND FOREIGN
CORPORATIONS. Policy Owners that are not U.S. citizens or residents will generally be subject to U.S. Federal withholding tax on taxable distributions from life insurance policies at a 30% rate, unless a lower treaty rate applies. In addition, Policy Owners may be subject to state and/or municipal taxes and taxes that may be imposed by the Policy Owner's country of citizenship or residence.

   WITHHOLDING. To the extent that Policy distributions are taxable, they are generally subject to withholding for the recipient's Federal income tax liability. Recipients can generally elect, however, not to have tax withheld from distributions.

   ESTATE, GIFT AND GENERATION-SKIPPING TRANSFER TAXES. The transfer of the Policy or the designation of a beneficiary may have Federal, state, and/or local transfer and inheritance tax consequences, including the imposition of gift, estate, and generation-skipping transfer taxes. When the insured dies, the death proceeds will generally be includable in the Policy Owner's estate for purposes of the Federal estate tax if the Policy Owner was the insured, retained incidents of ownership at death, or made a gift transfer of the Policy within 3 years of death. If the Policy Owner was not the insured, the fair market value of the Policy would be included in the Policy Owner's estate upon the Policy Owner's death.

   Moreover, under certain circumstances, the Internal Revenue Code may impose a "generation-skipping transfer tax" when all or part of a life insurance policy is transferred to, or a death benefit is paid to, an individual two or more generations younger than the Policy Owner. Regulations issued under the Internal Revenue Code may require us to deduct the tax from your Policy, or from any applicable payment, and pay it directly to the IRS.

   Qualified tax advisers should be consulted concerning the estate and gift tax consequences of Policy ownership and distributions under Federal, state and local law. The individual situation of each Policy Owner or beneficiary will determine the extent, if any, to which Federal, state, and local transfer and inheritance taxes may be imposed and how ownership or receipt of Policy proceeds will be treated for purposes of Federal, state and local estate, inheritance, generation-skipping and other taxes.

   In general, current rules provide for a $5 million estate, gift and generation-skipping transfer tax exemption (as indexed for inflation) and a top tax rate of 40 percent.

   The complexity of the tax law, along with uncertainty as to how it might be modified in coming years, underscores the importance of seeking guidance from a qualified adviser to help ensure that your estate plan adequately addresses your needs and those of your beneficiaries under all possible scenarios.

   CONTINUATION OF POLICY BEYOND ATTAINED AGE 100. The tax consequences of continuing the Policy beyond the Insured's Attained Age 100 birthday are unclear. You should consult a tax adviser if you intend to keep the Policy in force beyond the Insured's Attained Age 100.

   GUIDANCE ON SPLIT DOLLAR PLANS. The IRS has issued guidance on split dollar insurance plans. A tax adviser should be consulted with respect to this guidance if your Policy is, or may become, subject to a split dollar insurance plan. If your Policy is part of an equity split dollar arrangement taxed under the economic benefit regime, there is a risk that some portion of the Policy cash value may be taxed prior to any Policy distribution.

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   In addition, the Sarbanes-Oxley Act of 2002 (the "Act") which was signed into law on July 30, 2002, prohibits, with exceptions, publicly-traded companies, including non-U.S. companies that have securities listed on U.S. exchanges, from extending, directly or indirectly or through a subsidiary, many types of personal loans to their directors or executive officers. It is possible that this prohibition may be interpreted to apply to split-dollar life insurance arrangements for directors and executive officers of such companies, since such arrangements can arguably be viewed as involving a loan from the employer for at least some purposes.

   Any affected business contemplating the payment of a premium on an existing Policy or the purchase of new Policy in connection with a split-dollar life insurance arrangement should consult legal counsel.

   Split dollar insurance plans that provide deferred compensation may be subject to specific tax rules governing deferred compensation arrangements. Failure to adhere to these rules will result in adverse tax consequences.

   CORPORATE ALTERNATIVE MINIMUM TAX. There may also be an indirect tax upon the income in the Policy or the proceeds of a Policy under the Federal corporate alternative minimum tax, if the Owner is subject to that tax.

   PUERTO RICO. We believe that Policies subject to Puerto Rican tax law will generally receive treatment similar, with certain modifications, to that described above. Among other differences, Policies governed by Puerto Rican tax law are not currently subject to the rules described above regarding Modified Endowment Contracts. You should consult your tax adviser with respect to Puerto Rican tax law governing the Policies.

   POSSIBLE TAX LAW CHANGES. Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the Policy could change by legislation or otherwise. Consult a tax adviser with respect to legislative developments and their effect on the Policy.

   FOREIGN TAX CREDITS. To the extent permitted under Federal tax law, we may claim the benefit of certain foreign tax credits attributable to taxes paid by certain Eligible Funds to foreign jurisdictions.

   POSSIBLE CHARGE FOR TAXES. At the present time, the Company makes no charge to the Separate Account for any Federal, state, or local taxes (as opposed to Premium Tax Charges which are deducted from premium payments) that it incurs which may be attributable to such Separate Account or to the Policies. The Company, however, reserves the right in the future to make a charge for any such tax or other economic burden resulting from the application of the tax laws that it determines to be properly attributable to the Separate Account or to the Policies.

                    RESTRICTIONS ON FINANCIAL TRANSACTIONS

   Applicable laws designed to counter terrorism and prevent money laundering might, in certain circumstances, require us to reject a premium payment and/or block or "freeze" your Policy. If these laws apply in a particular situation, we would not be allowed to process any request for withdrawals, surrenders, loans or death benefits, make transfers or continue making payments under your death benefit option until instructions are received from the appropriate regulator. We also may be required to provide additional information about you or your Policy to government regulators.

                               LEGAL PROCEEDINGS

   In the ordinary course of business, General American, similar to other life insurance companies, is involved in lawsuits (including class action lawsuits), arbitrations and other legal proceedings. Also, from time to time, state and federal regulators or other officials conduct formal and informal examinations or undertake other actions dealing with various aspects of the financial services and insurance industries. In some legal proceedings involving insurers, substantial damages have been sought and/or material settlement payments have been made. It is not possible to predict with certainty the ultimate outcome of any pending legal proceeding or regulatory action. However, General American does not believe any such action or proceeding will have a material adverse effect upon the Separate Account or upon the ability of MetLife Investors Distribution Company to perform its contract with the Separate Account or of General American to meet its obligations under the Contracts.

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                             FINANCIAL STATEMENTS

   The financial statements of General American which are included in this prospectus supplement should be distinguished from the financial statements of the Separate Account, which are also included in this prospectus supplement, and should be considered only as bearing on the ability of General American to meet its obligations under the Policy. They should not be considered as bearing on the investment performance of the assets held in the Separate Account.

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